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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports included in Callaway Golf Company's Form 10-K for the year ended December 31, 2001.


/s/ Arthur Andersen LLP
San Diego, California
March 20, 2002